SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	April 24, 2009

SouthCrest Financial Group, Inc.
(Exact Name of Registrant as Specified in its Charter)

Georgia	000-51287	58-2256460
(State or Other Jurisdiction of Incorporation)	Commission File Number)	(IRS Employer Identification No.)

600 North Glynn Street, Suite B, Fayetteville, GA	30214
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code	(770) 461-2781

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operation and Financial Condition.

On April 24, 2009, SouthCrest Financial Group, Inc. (the “Company”) issued a press release reporting the earnings of the Company for the quarter ended March 31, 2009.  A copy of this press release and accompanying financial data are furnished as Exhibit 99.1 to this Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

99.1     Press release dated April 24, 2009.  (Furnished, but not “filed” for purposes of liability under Section 18of the Securities Exchange Act of 1934, as amended.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHCREST FINANCIAL GROUP, INC.

Dated: April 27, 2009	By:	/s/ Douglas J. Hertha
Douglas J. Hertha
Senior Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press Release dated April 24, 2009